Exhibit 10.1

FOMO WORLDWIDE, INC.

2023 UPDATE DINNER

FEBRUARY 13, 2023

What is FOMO WORLDWIDE, INC.?

Incubator of tech companies seeking access to capital markets for growth capital and for owners who wants to roll equity and participate in longer term upside vs. cash-out,

Today heavy emphasis on education technology and services, investing in online software, content, training for enterprise, govt., other,

Looking for targets that can stand on their own and build sustainable growth businesses, synergies include obvious cost reduction of back office and financing, and ideally revenues and cross-selling.

Background

●	2019 – took control from former mgt., shutdown EV plans, pursued portfolio investment (CMGI),
●	2020 – pandemic, exited with clean tech M&A,
●	2021 – LED, HVAC deals, wanted to enter education market due to ESSER, CARES,
●	2022 – SST, accounting cleanup, full year performance $9MM revenues up 100%+ YoY,
●	2023 – re-IPO.

Public Listing and Accounting Update

SST books not in order, cash accounting to accrual accounting nightmare, have been reconciled and audited back 2 years,

Have engaged new auditors, appointed Mary Kirk SVP Finance, hired new local SST accounting manager, hired new outsource CFO advisor, replaced for auditors with BDO affiliate based in Pittsburgh,

March and June quarters for 2021 to be restated due to above and previous accounting staff/advisors inaccurate work, 1Q21 done and at new audit firm, 2Q21 on deck, 3Q21 by end of month and FOMC will be SEC current,

Former auditors Assurance Dimensions upholding 2021 audit, new auditors Urish Popeck to render 2022 audit which is 90% driven by SST which they audited,

Company is well positioned to redefine itself as a growth name and cleanse the past.

Merger & Acquisition Pipeline

●	LMS – London based, online sales and marketing English speaking, proprietary code, ready to scale; cash notes earnout; **UNDER LOI CLOSE TARGET BY 04-30-2023**
●	Training Content/Compliance – Minnesota, Philadelphia; cash notes shares earnout; **UNDER LOI CLOSINGS TARGETED 03-17 THROUGH 04-30-2023**
●	Education Technology – Southern California ($24MM revenues / $1MM EBITDA); structure TBD, husband and wife owners retiring; **IN DISCUSSIONS**
●	eRATE – 31 states, 450 School Districts ($5MM revenues / $1MM EBITDA), cash stock notes, employee owned; **IN DISCUSSIONS**

●	Modular Building Provide – S Florida, 100% govt. in schools, municipalities, police, fire; can 2x revenues moving into N Florida, then go into leasing ($10MM revenues / $1MM EBITDA); husband and wife owners, want to grow business, take some off the table/; **IN DISCUSSIONS**
●	Other Targets – LPR, security/access control, more online content/training, permitting, contractors; **IN DISCUSSIONS**

Growth Capital Plans

●	Reverse split (1-500 approved),
●	Up list to OTC QB, will attract small institutional investors
●	Equity raise $5-10MM, possible selling shareholders if oversubscribed,
●	Consolidate high interest financing with bank line or term loans or unitranche funding.

Other

Owns 33% of public company Himalaya Technologies, Inc. (OTC: HMLA), which includes Kanab.Club, biotech investment in GenBio,

Received notice of allowance for trademark for FOMO for health and beauty drink using GenBio proprietary formulation, manufacturing, and distribution trial ready to go with beverage manufacturer in Milwaukee (Sprecher),

Today 8.5BN common, 6BN equivalent in preferred convertible, 1BN options; have recaptured through negotiation, forgiveness, or cancelation roughly 2BN shares and options,

$1.5MM ABL with Thermo Communications Fund ($1.1MM drawn), $300K MCA, $1.0-$1.5MM vendor/distribution lines (SMART, TD SYNNEX, Ingram Micro),

$20MM in net operating loss carryforwards (NOLs),

Stock delisted to Expert Market on SEC delinquency, will be restored the day after 3Q22 10-Q filed.

Valuation

Must use a Sum of the Parts (SOTP) valuation on FOMC shares: X + Y + Z + NOLs + Vehicle + HMLA + PTOP + trademark + M&A = _____________?

$5MM (SST) + $20MM (LMS/content) + $10MM (NOLs) + $500K (vehicle) + $1MM ($HMLA) + $100K (PTOP) + $1MM (trademark) + $10-50MM M&A optionality = $47.6MM - $87.6MM divided by 20BN shares (financing) = $0.00235 - $0.004378 per share = 5x-10x from today (or more).

Above figures are potentially conservative. FOMC had a 3-year high of $0.039/share.

A hypothetical 1-500 reverse split makes FOMC a $0.1175 - $0.2189 stock price with substantial upside from outsized M&A deals (LA, eRATE, modular building, LPR, other),

**SAVVY HEDGE FUNDS AND HIGH NET WORTH INVESTORS LOOK FOR THESE SITUATIONS TO CAPTURE ALPHA FROM THE ARBITRAGE AND MARKET INEFFICIENCY OF THE SUB PENNY WORLD AND FOMO’S UNIVESTABILITY IN 2022. THIS IS ABOUT TO CHANGE RADICALLY**